UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

__________________________________________________________________________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2022

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CURO GROUP HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3615 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

________________________________________________________________________

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 15, 2022, CURO Group Holdings Corp. (the “Company”) issued a press release announcing the resignation of Donald Gayhardt as Chief Executive Officer and a director of the Company and the appointment of Douglas Clark as Chief Executive Officer and a director of the Company.

Effective November 15, 2022, Mr. Gayhardt resigned from his position as Chief Executive Officer and as a member of the Company’s board of directors and certain subsidiaries of the Company. The Company and Mr. Gayhardt are still discussing the terms of Mr. Gayhardt’s departure. There is no disagreement, known to an executive officer of the Company, as defined in 17 CFR 240.3b-7, between the Company and Mr. Gayhardt on any matter relating to the Company’s operations, policies or practices.

Effective November 15, 2022, the Company’s board of directors appointed Mr. Clark as the Company’s Chief Executive Officer. Mr. Clark, 57, served as the Company’s President of North America Direct Lending since June 2022, following the Company’s acquisition of SouthernCo, Inc. (d/b/a Heights Finance) (“Heights Finance”) in December 2021. Mr. Clark joined Heights Finance in July 2020 to lead the integration of Heights Finance and Southern Management Corporation. From 2015 to 2020, Mr. Clark was President and Chief Executive Officer at Axcess Financial Services, Inc. and served as Chief Operating Officer from 2004 to 2015. Prior to Axcess Financial, Mr. Clark worked with Chiquita Brands International in a variety of financial and operational roles from 1998 to 2004. Mr. Clark is a board member of American Financial Services Association. Mr. Clark earned his bachelor’s degree in Finance from Xavier University.

In appointing Mr. Clark as a director, the board of directors considered Mr. Clark’s breadth of experience, including 18 years of consumer finance experience leading diverse consumer financial services companies and driving growth. The board of directors believes that Mr. Clark’s deep knowledge of the consumer finance industry and its regulatory environment coupled with his extensive leadership experience and strategic insight qualifies him to serve as a member of the Company’s board of directors.

There are no family relationships between Mr. Clark and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Clark’s appointment as Chief Executive Officer of the Company, the Company has entered into an Employment Agreement with Mr. Clark dated November 15, 2022, pursuant to which Mr. Clark will serve as Chief Executive Officer. Pursuant to the Employment Agreement, Mr. Clark will receive an initial annual base salary of $725,000 and his target annual incentive compensation will be 125% of his base salary. In addition, Mr. Clark will receive a promotional grant under the Company’s 2017 Incentive Plan of 150,000 restricted stock units with a grant date of November 15, 2022, to vest ratably over four years. Mr. Clark also will be eligible to participate in the Company’s annual long-term incentive program in the amount and form of equity as determined annually by the Company’s board of directors with an expected target award of 400% of base salary.

Mr. Clark’s employment agreement provides that if his employment is terminated by the Company without “cause” or by him for “good reason” (each as defined in his employment agreement), subject to his execution and non-revocation of a customary release of claims in favor of the Company, as well as his compliance with certain customary confidentiality, intellectual property, non-competition and employee and customer non-solicitation restrictive covenants, he would be entitled to: (i) continued payment of his base salary for a 12-month period; (ii) any bonus earned for a completed calendar year, but not yet paid, payable at such times as bonuses are otherwise paid to executives; (iii) to the extent that the Board determines that the Company was on track to meet the then-current calendar year short-term incentive targets as of his termination date and those targets are actually met for such calendar year, a pro-rated portion of the short-term incentive award for the year of termination, payable at such times as bonuses are otherwise paid to executives; and (iv) to the extent permitted by applicable law without any penalty to him or the Company and subject to his election of COBRA continuation coverage under the Company’s group health plan, reimbursement of a percentage of Mr. Clark’s monthly COBRA premium costs equal to the percentage of his health care premium costs covered by the Company as of the date of termination (provided such reimbursement will cease if Mr. Clark becomes eligible to receive any other health benefits or if he ceases receiving COBRA continuation coverage).

The foregoing description of Mr. Clark’s compensation, terms and conditions of his employment is qualified in its entirety by the full text of Mr. Clark’s Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, Mr. Clark has entered into the Company’s standard form of indemnification agreement (see Exhibit 10.38 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission on March 7, 2022).

Mr. Clark will not receive any compensation for his service as a director of the Company.

ITEM 7.01	Regulation FD Disclosure

A copy of the press release issued by the Company on November 15, 2022 announcing the Company’s leadership transition is attached as Exhibit 99.1. The information furnished pursuant to this Current Report on Form 8-K shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information herein is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Employment and Non-Competition Agreement dated as of November 15, 2022 among CURO Group Holdings Corp., CURO Management LLC and Douglas Clark.
99.1	Press Release, dated November 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of November, 2022.

CURO Group Holdings Corp.
By:	/s/Rebecca Fox
Rebecca Fox
Chief Legal Officer